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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  June 30, 2004


                                  CWABS, INC.
             (Exact Name of Registrant as Specified in its Charter)



Delaware                           333-109272            95-4596514
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(State or Other Jurisdiction       (Commission           (I.R.S. Employer
of Incorporation)                  File Number)          Identification No.)

4500 Park Granada
Calabasas, California                                                91302
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(Address of Principal                                           (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (818) 225-3237


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Item 8.01.  Other Events and Regulation FD Disclosure.
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Pooling & Servicing Agreement
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     CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of June 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller, Countrywide LFT LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee and BNY Western Trust Company, as co-trustee, providing for the issuance of the Company's Asset-Backed Certificates, Series 2004-6 (the "Certificates"). The Certificates were issued on June 30, 2004. The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.



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Item 9.01.  Financial Statements; Pro Forma Financial Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

99.1     Pooling and Servicing Agreement dated as of June 1, 2004.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CWABS, INC.



                                     By: /s/ Celia Coulter
                                         -----------------------
                                         Name:   Celia Coulter
                                         Title:  Vice President


Dated:  June 30, 2004



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                                  EXHIBIT INDEX
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Exhibit No.             Description
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99.1                    Pooling and Servicing Agreement.